                                                                 EXHIBIT 10.44

             THIRD AMENDMENT TO GUARANTEE REIMBURSEMENT AGREEMENT


     This Third Amendment to Guarantee Reimbursement Agreement ("Amendment") dated as of April 1, 1992, is entered into by and between National Medical Enterprises, Inc., a Nevada corporation ("NME") and The Hillhaven Corporation, a Nevada corporation ("New Hillhaven").

                                   RECITALS

A. New Hillhaven and NME entered into the Guarantee Reimbursement Agreement, dated as of January 31, 1990, which provides, among other things, for the reimbursement by New Hillhaven of all Obligations paid by NME after the Distribution Date. The Guarantee Reimbursement Agreement, as amended by the First Amendment to Guarantee Reimbursement Agreement, dated May 30, 1991, and the Second Amendment to Guarantee Reimbursement Agreement, dated October 2, 1991, and as may be further amended, restated, modified, supplemented, renewed or replaced from time to time, is referred to herein as the "Reimbursement Agreement." Unless otherwise defined herein, the terms defined in the Reimbursement Agreement are used herein as therein defined.

B. First Healthcare Corporation ("FHC"), a wholly-owned subsidiary of New Hillhaven, currently leases nursing facilities and retirement centers (collectively referred to herein as the "Properties," and individually as a "Property") from certain subsidiaries of NME pursuant to 86 individual leases, each dated January 26, 1990 (as such leases have been or hereafter may be amended or modified from time to time, collectively referred to herein as the "Leases," and Individually as a "Lease").

C. FHC has exercised its options to purchase nine of the 86 Properties, as provided in the respective Leases, and in accordance with the terms of the December 4, 1991 letter from FHC and New Hillhaven to NME Properties Corp.

D. Concurrently herewith, FHC and each of the subsidiaries of NME that is a Landlord (as defined in the Leases) have entered into that certain Omnibus Amendment to Leases, made as of April 1, 1992 ("Omnibus Amendment") which amends each of the remaining 77 Leases to provide, among other things, options to sell and options to purchase the Properties.

E. Certain of the Properties are currently subject to (1) third party financing (individually, an "Existing Debt") or (2) a master lease superior and prior to the Lease (individually, a "Master Lease"). In conjunction with FHC's acquisition of the Properties pursuant to the exercised options referenced in Recital C above, and its acquisition of the Properties for which the options to sell and options to purchase contained in the Omnibus Amendment hereafter may be exercised, FHC may elect to assume, subject to obtaining the consent of NME, the applicable Landlord and the third party lender or master landlord, as the case may be, certain Existing Debt and Master Leases covering such Properties.

F. NME and the Landlords are unwilling to permit FHC to assume any such Existing Debt or Master Lease unless New Hillhaven agrees to guaranty the payment and performance of such Existing Debt and Master Lease being assumed by FHC, to the extent that NME or any subsidiary or affiliate of NME remains primarily or contingently liable for such Existing Debt or Master Lease.

G. New Hillhaven and NME desire to amend the Reimbursement Agreement to add the Existing Debit and Master Leases which may be assumed by FHC, to the extent NME or any subsidiary or affiliate of NME shall remain primarily or contingently liable therefor, as Obligations under the Reimbursement Agreement.

NOW THEREFORE, in consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree to amend, modify and supplement the Reimbursement Agreement as follows:

                                   AGREEMENT

1.   Assumed Obligations.  To the extent NME or any subsidiary or affiliate of
     --------------------
NME remains primarily or contingently liable therefor, all Existing Debt and Master Leases (respectively referred to herein as the "Assumed Existing Debt" and the "Assumed Master Leases") assumed by FHC in conjunction with its acquisition of the Properties for which (a) FHC has exercised its options to purchase as described in Recital C above, or (b) the options to sell and options to purchase contained in the Omnibus Amendment are hereafter exercised, are hereby added as, and shall be deemed to be, "Obligations" under (and as defined in) the Reimbursement Agreement, and all terms, covenants and conditions of the Reimbursement Agreement, except as expressly provided in Paragraph 2 below, shall apply to such Assumed Existing Debts and Assumed Master Leases.

2.   Guaranty Fee.  The guaranty fee provisions of Section 2 of the
     -------------
Reimbursement Agreement shall not apply to either (a) the Assumed Existing Debts or (b) the Assumed Master Leases. Instead, New Hillhaven shall pay to NME a guaranty fee equal to 1% per annum, from the date FHC completes its purchase of each such Property subject to any Assumed Existing Debt or Assumed Master Lease, on (i) the daily outstanding balance of each such Assumed Existing Debt, and
(ii) the daily outstanding balance of all rent payments which will become due under each such Assumed Master Lease, for the balance of the term of each such Assumed Existing Debt or Assumed Master Lease. Such guaranty fee shall be paid in quarterly installments on the last business day of each fiscal quarter, commencing on the last day of the first fiscal quarter immediately following the date on which such Assumed Existing Debt or Assumed Master Lease is assumed by FHC. The principal amount of the Assumed Existing Debts and Assumed Master Leases shall not be included as part of the outstanding Obligations under
Section 2(c)(i) of the Reimbursement Agreement for the purposes of calculating the guaranty fee referred to in Section 2 of the Reimbursement Agreement.

3.   Effect on Reimbursement Agreement.  Except as expressly amended by this
     ----------------------------------
Amendment, all of the terms and conditions of the Reimbursement Agreement shall remain in full force and effect.

4.   Captions.  The captions and headings used herein are for the convenience of
     ---------
reference and shall not be construed in any manner to limit or modify any of the terms hereof.

5.   Governing Law.  This Amendment shall be governed by and construed in
     --------------
accordance with the laws of the State of California.

6.   Counterparts.  This Amendment may be executed in counterparts, each of
     -------------
which shall be an original, but all of which together shall constitute but one and the same Instrument.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be duly executed on its behalf as of the date first set forth above.

                                         NATIONAL MEDICAL ENTERPRISES, INC.


                                         By:[SIGNATURE NOT LEGIBLE]
                                            ----------------------------------
                                         Title: SR. EXEC. V.P.
                                               -------------------------------


                                         THE HILLHAVEN CORPORATION


                                         By: Robert F. Pacquer
                                            ----------------------------------
                                         Title: /s/ ROBERT F. PACQUER
                                               -------------------------------
                                               SR VICE PRESIDENT

                                   EXHIBIT C
                                   ---------

                       (LEASES SUBJECT TO MASTER LEASES)

Fac.          Facility Name
No.            and Address                   Description of Master Lease
-----         -------------                  ---------------------------
804           Hillhaven Convalescent         Lease dated July 3, 1969, by
              Center and Nursing             and between St. Vincent's
              Home                           Hospital, as lessor, and
              2728 10th Avenue               Medicenters of America, Inc.,
              Birmingham, AL                 as lessee (ground lease).

824           Hillhaven Convalescent         Lease dated November 30, 1966,
              Center and Nursing             by and between Earl B. Wert
              Home                           and Ellen R. Wert, as lessors,
              1758 Springhill Avenue         and Medicenters of America,
              Mobile, AL                     Inc., as lessee (ground lease)

525           Hillhaven Convalescent         Lease dated June 11, 1962, by
              Hospital                       and between Mary G. Newcom,
              920 W. LaVeta                  Richard B. Newcom and Mary
              Orange, CA                     Beth Potter Querfurth, as
                                             lessor, and Orange Square
                                             Development Corporation, as
                                             lessee (ground lease).

781           Bashford East                  Lease dated February 13, 1962
              Healthcare                     by and between Cesare Bertoli
              3535 Bardstown Road            and Kathleen H. Bertoli, as
              Louisville, KY                 lessor, and Heritage Home
                                             Nursing and Convalescent Care,
                                             Inc. (formerly Wendav, Inc.),
                                             as lessee.

572           Winchester Place I             Lease Agreement dated October 29,
              36 Lehman Drive                1976 by and between Harley and
              Canal Winchester, OH           George Reynolds, as Lessor and
                                             AEON, Inc., as lessee.

                                    PART II
                      (Subleases Subject to Master Lease)



Fac.              Facility Name
No.                and Address                   Description of Lease
-----         ----------------------             --------------------
804           Hillhaven Convalescent         Lease dated July 3, 1969, by
              Center and Nursing             and between St. Vincent's
              Home                           Hospital, as lessor, and
              2728 10th Avenue               Medicenters of America, Inc.,
              Birmingham, AL                 as lessee [ground lease].

824           Hillhaven Convalescent         Lease dated November 30, 1966,
              Center and Nursing             by and between Earl B. Wert
              Home                           and Ellen R. Wert, as lessors,
              1758 Springhill Avenue         and Medicenters of America,
              Mobile, AL                     Inc., as lessee [ground
                                             lease].

7104          Villa Campana                  Lease and Aquisition Agreement
              Retirement Center              dated February 1, 1983 by and
              6653 E. Carondelet Dr.         between the Industrial
              Tucson, AZ                     Development Authority of the
                                             County of Pima, as lessor, and
                                             The Hillhaven Corporation, as
                                             lessee.

525           Hillhaven Convalescent         Lease dated June 11, 1962, by
              Hospital                       and between Mary G. Newcom,
              920 W. LaVeta                  Richard B. Newcom and Mary
              Orange, CA                     Beth Potter Querfurth, as
                                             lessor, and Orange Square
                                             Development Corporation, as
                                             lessee [ground lease].

809           Country Club Home              Lease and Agreement dated
              400 Sunset Dr.                 January 1, 1973 by and between
              P.O. Box 319                   the City of Council Grove, as
              Council Grove, KS              lessor, and Country Club
                                             Home, Inc., as lessee.

833           Sedgwick Convalescent          Lease and Agreement dated
              Center                         September 20, 1974 by and
              712 Monroe                     between the City of Sedgwick,
              Box 49                         as lessor, and Sedgwick
              Sedgwick, KS                   Convalescent Center, Inc., a
                                             Kansas corporation, as lessee.


                                  EXHIBIT B             January 4, 1990
                                  ---------
                               (Page 11 of 13)



Fac.              Facility Name
No.                and Address                   Description of Lease
-----         ----------------------             --------------------
857,          Hammond Holiday Home           Lease dated January l, 1980 by
858           114 West 11th                  and between the City of
              Larned, KS                     Larned, Kansas, as lessor,
                                             and Hammond Holiday Home,
                                             Inc., a Kansas corporation, as
                                             lessee.

861           Green Meadows Nursing          Lease dated July 1, 1982 by
              Center                         and between the City of
              215 N. Larmar St.              Haysville, Sedgwick County,
              Haysville, KS                  Kansas, as lessor, and Green
                                             Meadows Nursing Center, Inc.,
                                             as lessee.

781           Bashford East                  Lease dated February 13, 1962
              Healthcare                     by and between Cesare Bertoli
              3535 Bardstown Road            and Kathleen H. Bertoli, as
              Louisville, KY                 lessor, and Heritage Home
                                             Nursing and Convalescent Care,
                                             Inc. (formerly Wendav, Inc.),
                                             as lessee.

592           Greenbriar Terrace             Lease dated October 1, 1972 by
              Healthcare                     and between Samuel A. Tamposi,
              55 Harris Road                 Gerald Q. Nash, as lessor, and
              Nashua, NH                     Greenbriar Nursing Home Corp.,
                                             as lessee [ground lease].

572           Winchester Place I             Lease Agreement dated October
              36 Lehman Drive                29, 1976 by and between Harley
              Canal Winchester, OH           and George Reynolds, as Lessor
                                             and AEON, Inc., as lessee.

822           Hillhaven Convalescent         Lease Agreement dated
              Center                         December 1, 1979 by and
              605 Primacy Parkway            between the Health and
              Memphis, TN                    Educational Facilities Board
                                             of the County of Shelby,
                                             Tennessee, as lessor, and
                                             Hillhaven, Inc., a Delaware
                                             corporation, as lessee.


                                  EXHIBIT B              January 4, 1990
                                  ---------
                               (Page 12 of 13)


Fac.              Facility Name
No.                and Address                   Description of Lease
-----         ----------------------             --------------------
559           Birchwood Terrace              Lease dated June 17, 1964 by
              Healthcare                     and between Henry H. Riordan
              43 Starr Farm Road             and Charles M. Jones, trustees
              Burlington, VT                 of the Will of John J. Flynn,
                                             as lessor, and Birchwood
                                             Development Corporation, as
                                             lessee.

769           North Ridge Care               Lease Agreement dated June 1,
              Center                         1983 by and between City of
              1445 N. 7th Street             Manitowoc, Wisconsin, as
              Manitowoc, WI                  lessor, and HH Holding Co.,
                                             Inc., a Delaware corporation,
                                             as lessee.

773           Mount Carmel                   Lease Agreement dated June 1,
              Healthcare Center              1983 by and between City of
              677 E. State St.               Burlington, as lessor, and HH
              Burlington, WI                 Holding Co., Inc., a Delaware
                                             corporation, as lessee.


                                   EXHIBIT B               January 4, 1990
                                   ---------
                                (Page 13 of 13)

          THE HILLHAVEN CORPORATION
          LIST OF LEASED NME FACILITIES

    FACILITIES UNDER CAPITALIZED NME LEASES
    ---------------------------------------
 1  AL      804  BIRMINGHAM
 2  AL      824  MOBILE
 3  AV      818  LITTLE ROCK
 4  AZ      436  VALLEY HOUSE
    AZ      437  VALLEY HOUSE - HSE
 5  AZ      742  BELLS LODGE - PHOENIX
 6  AZ      851  VILLA CAMPANA
    AZ      852  VILLA CAMPANA - HSE
 7  CA      149  FAIR OAKS -  SACRAMENTO
 8  CA      150  SAN FRANCISCO
 9  CA      203  CONCORD (HACIENDA)
10  CA      320  BURLINGAME
11  CA      410  SANTA PAULA
12  CA      411  ARLINGTON (ALTA VISTA)
13  CA      420  OXNARD (MAYWOOD ACRES)
14  CA      427  TWIN PINES-SANTA PAULA
15  CA      525  ORANGE
16  CA      727  SAN PABLO (BROOKVIEW)
17  CA      737  SAN LEANDRO
18  CA      738  ALAMEDA (SHORELINE)
19  CO      859  NORTHGLENN
20  CT      562  NEW BRITAIN (ANDREW HOUSE)
21  CT      563  CAMELOT-NEW LONDON
22  CT      565  NORWICH HAMILTON PAVILION
23  CT      566  WINDSOR (MOUNTAIN VIEW)
24  CT      567  NUTMEG PVLN NEW LONDON
25  CT      568  ENFIELD (PRKWY PAVILION)
26  FL      115  W PALM BEACH
27  FL      117  EAST MANOR-SARASOTA
28  FL      124  SANFORD
29  FL      125  TITUSVILLE
30  FL      836  MEDICENTER-TAMPA
31  GA      155  SAVANNAH
32  GA      645  MARIETTA
    GA     8645  MARIETTA - HEAD INJURY
33  IN      286  COLOMBIA - EVANSVILLE
34  IN      779  BEDFORD (WESTVIEW MANOR)
35  KS      838  TOPEKA
36  KY      781  BASHFORD EAST LOUISVILLE
37  KY      783  LEXINGTON
38  MT      416  GREAT FALLS (PARK PLACE)
39  MT      433  DILLON (PARKVIEW ACRES)
48  NC      116  DURHAM
41  NC      136  LASALLE - DURHAM
42  NC      188  WILMINGTON
43  NC      191  SILAS CREEK-WINSTON
44  NC      706  HENDERSON (GUARDIAN CARE)
45  NC      707  MONROE (GUARDIAN CARE)
46  NC      710  NEW BERN (GUARDIAN CARE)
47  NC      711  KINSTON (GUARDIAN CARE)
48  NC      713  ZEBULON (GUARDIAN CARE)
49  NC      724  GASTONIA (HH HEALTH CARE)
50  NC      806  CHAPEL HILL (HHCC)
51  NH      593  HANOVER TERRACE
52  NV      145  RENO
53  NV      641  TORREY PINES - LAS VEGAS
54  OH      560  FRANKLIN WOODS COLOMBUS
55  OH      570  PICKERINGTON
56  OH      572  WINCHESTER CANAL
57  OH      802  AKRON
58  OK      233  BARTLESVILLE
    OK      234  BARTLESVILLE - APTS.
59  TN      132  MADISON
60  UT      655  SALT LAKE CITY (CC)
61  UT      690  WASATCH VILLA-SLC
62  VA      026  NORFOLK
63  VA      842  MEDICENTER - VA BEACH
64  WA      114  ARDEN - SEATTLE
65  WA      127  LONGVIEW - NORTHWEST
66  WA      158  BELLINGHAM
67  WA      160  FIRST HILL - SEATTLE
68  WA      180  VANCOUVER (CC)
69  WA      105  HHNH-VANCOUVER
70  WA      462  QUEEN ANNE-SEATTLE
71  WI      767  APPLETON (COLONY OAKS)
72  WI      769  MANITOWOC (NORTH RIDGE)
73  WI      770  NEENAH (VALLHAVEN)
74  WY      481  RAWLINS (PARK MANOR)
75  WY      482  RIVERTON (FREMONT MANOR)
76  WY      483  ROCK SPRINGS KIMBERLY MNR



     LEASED NME FACILITIES WITH EXECUTED PURCHASE OPTION
     ---------------------------------------------------
77  CT      561  TORRINGTON (ADAMS HOUSE),
78  KS      844  WICHITA
79  KS      857  LARNED (HAMMOND)
    KS      858  LARNED (HAMMOND)
80  MO      446  COLOMBIA
81  KS      833  SEDGWICK
82  MO      834  SPRINGFIELD (HHCC)
83  NC      176  ORANGE-DURHAM
84  NV      640  LAS VEGAS (CC)
85  WY      441  MOUNTAIN TOWERS-CHEYENNE